SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to Section 240.14a-12

                               CNET NETWORKS, INC.

                (Name of Registrant as Specified In Its Charter)

                                JANA PARTNERS LLC
                        SPARK MANAGEMENT PARTNERS, L.L.C.
                      VELOCITY INTERACTIVE MANAGEMENT, LLC
                           ALEX INTERACTIVE MEDIA, LLC
                         SANDELL ASSET MANAGEMENT CORP.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:



      2) Aggregate number of securities to which transaction applies:



      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



      4) Proposed maximum aggregate value of transaction:



      5) Total fee paid:



[  ]  Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:



      2) Form, Schedule or Registration Statement No.:



      3) Filing Party:



      4) Date Filed:

On March 17, 2008, JANA Partners LLC issued a press release, a copy of which is filed herewith as Exhibit 1.

Information regarding the Participants in a solicitation of proxies with respect to the Issuer's 2008 annual meeting of shareholders is filed as Exhibit 2 to the
Schedule 14A filed by JANA Partners LLC and others on March 13, 2008.